Exhibit 99.2
                                             PROJECTIONS AND VALUATION ANALYSIS
                                                     VISTA EYECARE, INC.
                                             PRO-FORMA REORGANIZED BALANCE SHEET
                                                        JUNE 1, 2001
                                                         (Unaudited)
                                                      ($ in thousands)

                                                                                    Adjustments
                                                                    -------------------------------------------------------
                                                     Projected       Sale of                       Cash
                                                      6/01/01      Freestanding     write-down    Payment        Sub-total
                                                      -------      ------------     ----------    -------        ---------
  Current Assets
   Cash and marketable securities                   $   7,630          5,977                        (7,500)     $   6,107
    Accounts receivable (net)                          12,734           (688)          (600)             0         11,446
    Inventories                                        29,168         (7,092)                                      22,076
    Prepaid  expenses and other current assets          1,150           (716)                                         434
                                                    ---------      ---------      ---------      ---------      ---------
      Total current assets                             50,681         (2,519)          (600)        (7,500)        40,062

  Property, plant and equipment                        91,174         (2,162)                                      89,012
  Less accumulated depreciation                        63,950           (937)                                      63,013
                                                    ---------      ---------      ---------      ---------      ---------
    Net property, plant & equipment                    27,225         (1,225)                                      26,000

  Other Assets
    Other                                               8,133           (389)        (7,063)             0            681
    Note Receivable                                         0          2,500                                        2,500
    Reorganization value in excess of book, net             0              0                                            0
    Goodwill                                            1,860         (1,860)             0              0              0
                                                    ---------      ---------      ---------      ---------      ---------
      Total other                                       9,993            251         (7,063)             0          3,181
                                                    ---------      ---------      ---------      ---------      ---------

Total Assets                                        $  87,898      ($  3,493)     ($  7,663)     ($  7,500)     $  69,243
                                                    =========      =========      =========      =========      =========

  Current liablities
    Accounts payable                                $   1,277      $       0                                    $   1,277
    Other payables                                        843              0                                          843
    Accrued liabilities                                11,818              0                                       11,818
                                                    ---------      ---------      ---------      ---------      ---------
      Total current liabilities                        13,938              0                                       13,938

  Other liablities
    Deferred  taxes                                       228                                                         228
                                                    ---------      ---------      ---------      ---------      ---------
      Total other liablities                              228              0              0              0            228

  Debt
    Revolver                                                0                                                           0
    Senior term debt                                   12,500                                       (7,500)         5,000
  Liabilities Subject to Compromise
    Accounts payable                                   26,779              0         (3,886)             0         22,893
    Other payables                                      8,064              0         (1,170)             0          6,894
    Accrued liabilities                                 3,141              0           (456)             0          2,685
    Senior Notes                                      123,786                       (17,963)             0        105,823
    Other debt                                          7,843                        (1,138)             0          6,705
                                                    ---------      ---------      ---------      ---------      ---------
   Total Liabilities Subject to Compromise            169,613              0        (24,613)             0        145,000
      Total long term debt                            182,113              0        (24,613)        (7,500)       150,000

  Shareholders' equity
    Common stock                                          211                                                         211
    Additional paid-in capital                         47,387                                                      47,387
    Retained income (deficit)                         (15,983)        (3,493)        16,950                        (2,526)
    Current Year Earnings                            (135,923)                                                   (135,923)
    Cumulative foreign currency translation            (4,072)                                                     (4,072)
                                                    ---------      ---------      ---------      ---------      ---------
      Total Shareholders' equity                     (108,380)        (3,493)        16,950              0        (94,923)
                                                    ---------      ---------      ---------      ---------      ---------
Total liabilities & net worth                       $  87,898      ($  3,493)     ($  7,663)     ($  7,500)     $  69,242
                                                    =========      =========      =========      =========      =========




Pro-forma Reorganized Balance Sheet - June 1, 2001 - CONTINUED


                                                                         Adjustments
                                                       -----------------------------------------------------
                                                       Reorg          Equity                       Restated
                                                       value         Funding        Debt            6/01/01
                                                      -----         -------        ----            -------
  Current Assets                                     $       0      $  25,000      ($ 25,000)     $   6,107
   Cash and marketable securities                                                                    11,446
    Accounts receivable (net)                                                                        22,076
    Inventories                                                                                         434
    Prepaid  expenses and other current assets       ---------      ---------      ---------      ---------
                                                             0         25,000        (25,000)        40,062
      Total current assets
                                                                                                     89,012
  Property, plant and equipment                                                                      63,013
  Less accumulated depreciation                      ---------      ---------      ---------      ---------
                                                             0              0              0         26,000
    Net property, plant & equipment

  Other Assets                                                                                          681
    Other                                                                                             2,500 (c)
    Note Receivable                                     94,923                                       94,923
    Reorganization value in excess of book, net                                                           0
    Goodwill                                         ---------      ---------      ---------      ---------
                                                        94,923              0              0         98,104
      Total other                                    ---------      ---------      ---------      ---------
                                                     $  94,923      $  25,000      ($ 25,000)     $ 164,166
Total Assets                                         =========      =========      =========      =========


  Current liablities                                                                              $   1,277
    Accounts payable                                                                                    843
    Other payables                                                                                   11,818
    Accrued liabilities                              ---------      ---------      ---------      ---------
                                                             0              0              0         13,938
      Total current liabilities

  Other liablities                                                                                      228
    Deferred  taxes                                  ---------      ---------      ---------      ---------
                                                                                                        228
      Total other liablities

  Debt                                                                                 5,000          5,000 (a)
    Revolver                                                                          (5,000)             0
    Senior term debt
  Liabilities Subject to Compromise                                                  (22,893)             0
    Accounts payable                                                                  (6,894)             0
    Other payables                                                                    (2,685)             0
    Accrued liabilities                                                              14,177        120,000
    Senior Notes                                                                     (6,705)             0
    Other debt                                       ---------      ---------      ---------      ---------
                                                                                    (25,000)       120,000  (b)
   Total Liabilities Subject to Compromise                  0              0        (25,000)       125,000
      Total long term debt

  Shareholders' equity                                    (211)        25,000                       25,000  (b)
    Common stock                                       (47,387)                                          0
    Additional paid-in capital                           2,526                                           0
    Retained income (deficit)                          135,923                                           0
    Current Year Earnings                                4,072                                           0
    Cumulative foreign currency translation          ---------      ---------      ---------      ---------
                                                        94,923         25,000              0         25,000
      Total Shareholders' equity                     ---------      ---------      ---------      ---------
                                                     $  94,923      $  25,000      ($ 25,000)     $ 164,166
Total liabilities & net worth                        =========      =========      =========      =========


Notes to Pro-Forma Reorganized Balance Sheet

(a)      Anticipated  borrowings under the New Secured Credit Facility needed to
         pay  certain   Administrative   Claims  and  pre-petition   liabilities
         consistent with the treatment of these liabilities in the Plans.

(b) The Plans provide for, among other things, a deleveraging of the Debtors through an exchange of all of the General Unsecured Claims for $120 million in New Senior Notes and 5 million shares of New Common Stock. This amount represents primarily the forgiveness of such obligations.

(c) The Debtors propose to account for the reorganization and the related transactions using the principles of "fresh start" accounting as required by Statement of Position 90-7 ("SOP 90-7") issued by the American Institute of Certified Public Accountants (the "AICPA"). The Debtors have estimated a range of reorganization value, between $140 million and $160 million. For purposes of determining the reorganization value, the Debtors used the midpoint of the range, $150 million, $25 million of which value is attributable to shareholders' equity. In accordance with SOP 90-7, the reorganization value has been allocated to specific tangible and identifiable intangible assets and liabilities. The unallocated portion of the reorganization value is classified as Reorganization Value in Excess of Book and is amortized over fifteen years. For the purposes of this presentation, book values have been assumed to be equal fair values except for specific items in which quantifiable data is currently available. The Debtors currently performing independent appraisals of various assets, including certain of their fixed assets and leased facilities, which is expected to lead to additional pro forma adjustments to book values and result in different Reorganization Value in Excess of Book as of the Effective Date. The amount of shareholders' equity in the fresh start balance sheet is not an estimate of the trading value of the New Common Stock after confirmation of the Plans, which value is subject to many uncertainties and cannot be reasonably estimated at this time. The Debtors do not make any representations as to the trading value of shares to be issued pursuant to the Plans.